Note 11 - Legal Matters	12 Months Ended
Dec. 31, 2014
Disclosure Text Block Supplement [Abstract]
Legal Matters and Contingencies [Text Block]

Note 11. Legal Matters

In the ordinary course of conducting its business, Avalon becomes involved in lawsuits, administrative proceedings and governmental investigations, including those related to environmental matters. Some of these proceedings may result in fines, penalties or judgments being assessed against Avalon which, from time to time, may have an impact on its business and financial condition. Although the outcome of such lawsuits or other proceedings cannot be predicted with certainty, Avalon does not believe that any uninsured ultimate liabilities, fines or penalties resulting from such pending proceedings, individually or in the aggregate, would have a material adverse effect on its liquidity, financial position or results of operations.